THIRD AMENDMENT TO CREDIT AGREEMENT

     THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of January 8, 1998, among DADE BEHRING HOLDINGS, INC. ("Holdings"), DADE INTERNATIONAL INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks") and BANKERS TRUST COMPANY, as Agent (the "Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                          W I T N E S S E T H:

     WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of May 7, 1996 and amended and restated as of April 29, 1997 (as amended, modified, restated or supplemented to the date hereof, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

1.   Amendments to Credit Agreement.

          1. Section 10 of the Credit Agreement is hereby amended by deleting the definitions of "Applicable Base Rate Margin" and "Applicable Eurodollar Margin" appearing therein in their entirety and by inserting in lieu thereof the following new definitions:

          "Applicable Base Rate Margin" shall mean (i) in the case of A Term Loans and Revolving Loans, 1.25%, less the then applicable Interest Reduction Discount, if any, (ii) in the case of B Term Loans, 1.50%, (iii) in the case of C Term Loans, 1.75% and (iv) in the case of D Term Loans, 2.00%; provided that effective for the period from and including the Third Amendment Effective Date to and including April 30, 1998, the Applicable Base Rate Margin shall mean (i) in the case of A Term Loans and Resolving Loans, 1.00%,
     (ii) in the case of B Term Loans, 1.00%, (iii) in the case of C Term Loans, 1.00% and (iv) in the case of D Term Loans, 1.00%.

          "Applicable Eurodollar Margin" shall mean (i) in the case of A Term Loans and Revolving Loans, 2.25%, less the then applicable Interest Reduction Discount, if any, (ii) in the case of B Term Loans, 2.50%, (iii) in the case of C Term Loans, 2.75% and (iv) in the case of D Term Loans, 3.00%; provided that effective for the period from and including the Third Amendment Effective Date to and including April 30, 1998, the Applicable Eurodollar Margin shall mean (i) in the case of A Term Loans and Resolving Loans, 2.00%,
     (ii) in the case of B Term Loans, 2.00%, (iii) in the case of C Term Loans, 2.00% and (iv) in the case of D Term Loans, 2.00%.

          2. Section 10 of the Credit Agreement is hereby amended by inserting therein in appropriate alphabetical order the following new definition:

               "Third Amendment Effective Date" shall have the meaning provided in the Third Amendment, dated as of January ____, 1998, to this Agreement.

II.  Miscellaneous Provisions.

          1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a) no default or Event of Default exists as of the Third Amendment Effective Date, both before and after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on and as of the Third Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

          6. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit
Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                         *            *           *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                          DADE BEHRING HOLDINGS, INC.


                          By /s/
                            Name:  Nancy A. Krejsa
                            Title: Vice President & Treasurer


                          DADE INTERNATIONAL INC.


                          By/s/
                            Name:  Nancy A. Krejsa
                            Title: Vice President & Treasurer


                          BANKERS TRUST COMPANY,
                             Individually, as Agent
                             and as Collateral Agent


                          By/s/
                            Name:  Mary Kay Coyle
                            Title: Managing Director


                          THE BANK OF NOVA SCOTIA


                          By/s/
                            Name:  F.C.H. Ashby
                            Title: Senior Manager Loan Operations


                          BANK OF TOKYO-MITSUBISHI
                            TRUST COMPANY


                          By/s/
                            Name:  Paul P. Malecki
                            Title: Vice President


                          BANKBOSTON, N.A.


                          By/s/
                            Name:  Marie C. Duprey
                            Title  Vice President


                          GENERAL ELECTRIC CAPITAL
                            CORPORATION


                          By/s/
                            Name:  Holly Kaczmarczyk
                            Title: Duly Authorized Signatory


                          SANWA BUSINESS CREDIT


                          By/s/
                            Name:  Stanley Kaminski
                            Title: Vice President


                          ABN AMRO BANK N.V., Chicago Branch


                          By/s/
                            Name:  Douglas R. Elliott
                            Title: Vice President


                          By/s/
                            Name:  John M. Ellenwood
                            Title: Group Vice President


                          CREDIT AGRICOLE INDOSUEZ


                          By/s/
                            Name:  David Bouhl, F.V.P.
                            Title: Head of Corporate Banking Chicago


                          By/s/
                            Name:  Katherine L. Abbott
                            Title: First Vice President


                          OCTAGON CREDIT INVESTORS LOAN
                            PORTFOLIO, a Unit of The Chase
                            Manhattan Bank


                          By/s/
                            Name:  James P. Ferguson
                            Title: Managing Director


                          CITIBANK, N.A.


                          By/s/
                            Name:  Hans L. Christensen
                            Title: Vice President


                          CRESCENT/MACH I PARTNERS, L.P.
                            By TCW Asset Management Company,
                            its Investment Manager


                          By/s/
                            Name:  Justin L. Driscoll
                            Title: Senior Vice President


                          STRATA FUNDING LTD.


                          By/s/
                            Name:
                            Title:


                          CERES FINANCE LTD.


                          By/s/
                            Name:
                            Title:


                          AERIES FINANCE LTD.


                          By/s/
                            Name:  Andrew Ian Wignall
                            Title: Director


                          CAPTIVA FINANCE LTD.


                          By/s/
                            Name:
                            Title:


                          CAPTIVA II FINANCE LTD.


                          By/s/
                            Name:
                            Title:


                          CITY NATIONAL BANK


                          By/s/
                            Name:
                            Title:


                          ROYALTON COMPANY,
                            By Pacific Investment Management Company as its Investment Advisor


                          By/s/
                            Name:  Raymond Kennedy
                            Title: Vice President


                          FIRST NATIONAL BANK OF CHICAGO


                          By/s/
                            Name:  Christopher Cavaiani
                            Title:    Vice President


                          FLOATING RATE PORTFOLIO
                            By:  Chancellor LGT - Senior Secured
                                 Managment, Inc., as Attorney-in-Fact


                          By/s/
                            Name:  Christopher A. Bondy
                            Title:    Managing Director


                          KEYPORT LIFE INSURANCE COMPANY
                            By:  Chancellor LGT - Senior Secured
                                 Managment, Inc., as Investment Advisor


                          By/s/
                            Name:  Christopher A. Bondy
                            Title: Managing Director


                          DAI-ICHI KANGYO BANK LTD.


                          By/s/
                            Name:  T. Teramure
                            Title: Vice President


                          PRIME INCOME TRUST


                          By/s/
                            Name:  Rafael Scolari
                            Title: S.V.P. Portfolio Manager


                          THE FUJI BANK, LIMITED


                          By/s/
                            Name:  Peter L. Chinnici
                            Title: Joint General Manager


                          MERRILL LYNCH
                          SENIOR FLOATING RATE FUND, INC.


                          By/s/
                            Name:  R. Douglas Henderson
                            Title: Authorized Signatory


                          ML CBO IV (CAYMAN) LTD.
                            By Protective Asset Management Company
                            as Collateral Manager


                          By/s/
                            Name:  James Dondero CFA, CPA
                            Title: President


                          NORTHWESTERN MUTUAL LIFE


                          By/s/
                            Name:  John E. Schlifske
                            Title: Vice President


                          PILGRIM AMERICA PRIME RATE TRUST


                          By/s/
                            Name:
                            Title:


                          SAKURA BANK LTD.


                          By/s/
                            Name:  Yukiharu Sakumoto
                            Title: Joint General Manager


                          SOCIETE GENERALE


                          By/s/
                            Name:  Steven J. Pischel
                            Title: Associate


                          SOUTHERN PACIFIC THRIFT & LOAN
                            ASSOCIATION


                          By/s/
                            Name:
                            Title:


                          VAN KAMPEN AMERICAN CAPITAL PRIME
                          RATE INCOME TRUST


                          By/s/
                            Name:  Jeffrey W. Maillet
                            Title: Senior Vice President & Director


                          IMPERIAL BANK


                          By/s/
                            Name:  Ray Vadalma
                            Title: Senior Vice President


                          MERRILL LYNCH PRIME RATE PORTFOLIO
                            By:  Merrill Lynch Asset Management L.P.,
                            as Investment Advisor


                          By/s/
                            Name:  R. Douglas Henderson
                            Title: Authorized Signatory


                          SENIOR HIGH INCOME PORTFOLIO, INC.


                          By/s/
                            Name:  R. Douglas Henderson
                            Title: Authorized Signatory


                          MERRILL LYNCH DEBT STRATEGIES
                          PORTFOLIO
                            By:  Merrill Lynch Asset Management L.P.,
                                    as Investment Advisor


                          By/s/
                            Name:  R. Douglas Henderson
                            Title: Authorized Signatory